UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

Item 1: Report to Shareholders

Japan Fund	April 30, 2009

The views and opinions in this report were current as of April 30, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Due to its reliance on exports of higher-end consumer goods to the U.S. and Europe and producer goods to emerging markets, Japan may be the developed economy most affected by the collapse in global demand. The nation’s leaders have also been constrained by already high levels of government debt from stimulating its domestic economy. Despite these challenges, Japanese stock prices have rallied along with markets elsewhere in the final weeks of the reporting period, and we are disappointed to report that the fund lagged the broader market during its recent gains. We believe current profit estimates are overly optimistic, however, and we have been reluctant to invest in the cash-starved companies that have led the recent advance. Instead, we are maintaining our focus on companies with more stable earnings outlooks, which now boast very attractive valuations.

PERFORMANCE COMPARISON

The Japan Fund declined 12.15% over the past six months. As shown in the table, we have not performed well against our benchmark or our peers. Although our all-cap approach has helped results, our growth investment style has been a major drag on returns, as value stocks have dramatically outperformed growth shares. We have continued to focus our investments on quality firms that should be able to sustain their revenues and cash flow in a recessionary environment. From the March low, the market has favored the opposite—companies with the weakest financial positions and worst earnings outlooks. Investors have aggressively sold off shares of more stable companies, thus exaggerating and reinforcing the trend.

MARKET ENVIRONMENT

Economy
Japan’s economic performance since last October has been the worst in the developed world. The Japanese economy contracted at a 12% annualized rate in the fiscal fourth quarter (ended March 31, 2009), and the current consensus is that it will endure a further 16% annualized decline in the current quarter. As a result, Japan is on track to experience its worst year for economic growth since 1974.

Exports have been halved and show little sign of improving from decade-low levels. The worldwide slump has set off a chain reaction in corporate Japan, which is facing its most severe economic challenge since World War II. With high and relatively fixed costs denominated in an appreciating currency, companies have seen profits evaporate. Corporate Japan has reacted by reducing capital expenditures, overtime, temporary workers, summer bonuses, and even wages for permanent staff. Despite these measures, it is likely that publicly traded nonfinancial firms will post an unprecedented aggregate loss for the current quarter. The secondary impact of these actions will be a decline in retail sales, which at 27% of GDP are more than twice the contribution of exports. Household incomes fell by 5.7% in March from a year earlier, and nearly one million jobs have been lost over the last 12 months. Business fixed investment has also declined dramatically.

If the recent market rally is to be sustained in the face of these challenges, a substantial recovery in demand will be required. While government policy responses have created the confidence necessary to avoid a depression, balance sheet adjustments still have to be made. As global consumers continue to increase savings and overseas governments focus stimulus spending on “local” products, the outlook for Japanese exports is bleak.

Politics
The ruling Liberal Democratic Party (LDP) is delaying calling a general election, which must be held by the fall, in order to benefit from any favorable impact from the fiscal stimulus package. The opposition Democratic Party, which has been leading in the polls, has been hurt by the resignation of its leader, Ichiro Ozawa. The election result will most likely be a reduced LDP majority, which would produce a hung parliament and delay the long-overdue restructuring of the political landscape.

Unfortunately, Japan still lacks the leadership and political framework to foster economic growth. While the Japanese government has been trying to address the demand shortfall with a fiscal stimulus package, the impact is more likely to help boost the LDP’s chances at the pending general election than it is to provide substantial economic relief. Meanwhile, investors in Japanese government bonds have reacted skeptically, pushing yields higher as the deficit grows.

Equity Markets
The Japanese equity market was quite volatile over the past six months, peaking on the second day of the period before falling sharply. At its low point, the market had fallen over 60% in yen terms from its March 2007 peak and was at levels last seen in 1983. The market then rallied 19% in six weeks to close out the period. Although this was an impressive rebound, it was a much weaker performance than in most other markets.

Although they have recovered only a small portion of their losses, Japanese equity prices reflect a good deal of optimism about the ability of firms to return to profitability in the next few years. The outlook for 2009 remains subdued, and we do not expect a recovery that would be sufficient to justify current valuations. It appears that the companies that have reported so far agree, as they have slashed profit and sales forecasts. Either the companies are being too conservative or the consensus will have to be revised lower. We are more inclined to the latter, and we expect the recovery will take more time than many investors believe.

PORTFOLIO REVIEW AND STRATEGY

Our strategy centers on investing in high-quality companies with capable managements and strong long-term growth potential. During the period, we maintained our thematic investment approach while taking care to ensure that the portfolio remained broadly diversified across sectors. Our emphasis has been on seeking companies with superior cash flow while exercising caution where we see actual or potential debt accumulation. Assuming financing is even available for cash-strapped firms, it can often come at the price of extensive dilution for existing shareholders. Our bottom-up stock-picking led us to emphasize the following sectors and industries:

Health care. Japan has maintained a globally competitive edge in selected areas of medical device manufacturing. We continue to invest in one of the largest such companies, Terumo, as well as a smaller firm, Sysmex, which is a leader in medical testing equipment and reagents and is expanding its business in Europe and the U.S. We also own Hamamatsu Photonics, which specializes in photoelectric multiplier tubes used in scanners. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Alternative energy. Japan boasts some world-leading companies in the field of nuclear energy, and our portfolio includes Japan Steel Works, the top global maker of containment vessels. Japan also has a number of companies with exposure to a variety of energy sources that are not carbon dependent, but in many cases these do not represent a significant part of sales or profits.

Niche consumer stocks. We have added a number of unique companies that give the portfolio exposure to domestic consumer growth opportunities. These include Unicharm Petcare, the leading supplier of pet food and toiletries in Japan; Seven Bank, the country’s major ATM processor and a subsidiary of the Seven & I retail group; Tsumura, the top supplier of Chinese medicinal compounds; and USS, the nation’s dominant second-hand car auctioneer.

Unique technologies. We own a number of companies with unique products or services that have high barriers to entry. Examples include Nissha Printing, the world leader in in-mold design—which is seeing increasing use in a variety of consumer electronics products—and Wacom, the dominant global provider of pen-based computer interfaces.

Among the leading contributors during the period were automobile manufacturers Honda and Nissan, which are seen as likely beneficiaries of any resolution of the troubles of their U.S. counterparts. Japan Steel Works also performed well as the markets focused more on its semimonopolistic position in nuclear plant containment vessels. Our largest detractors were Aeon Mall, which revised lower its mall development plans; Nissha Printing, as doubts were raised over the sustainability of orders; and Japan Tobacco, which suffered from its exposure to the weakening Russian currency and emerging markets.

OUTLOOK

Japan has not faced such challenging business conditions in a generation, and it does so at a time when it cannot rely on growth in the rest of the world. While overall consumer and corporate debt levels relative to the size of the economy are the lowest among the world’s leading economic powers, government debt levels are higher than average, constraining the ability of Japan’s leaders to provide fiscal stimulus. The legislature is also split, making it harder to achieve the consensus that is often required in Japan to make radical changes. Nevertheless, in the past Japan has outperformed as the world growth cycle bottomed and recovered, and this is likely to be repeated as the global economy comes out of its current downturn.

We continue to focus on companies with the strongest business models in both the domestic and export segments of the market, as they are likely to be the most resilient. Valuations of many firms are now extremely attractive, even after accounting for lower-than-normal levels of profitability through next year. The major risk remains a political upheaval, but we think that reason will prevail in the current crisis.

By sticking to our growth mandate, we have been correct about the earnings outlook but wrong about the degree to which the market is prepared to discount the future. As the downturn persists, however, the importance of sustainable cash flow will increase, and we expect investors to return their focus to growth-oriented companies. While the past months have been frustrating for all investors, we believe our portfolio is well positioned for an eventual return to more normal conditions.

Respectfully submitted,

Campbell Gunn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 15, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Topix Index (First Section): Tracks the performance of larger companies on the Tokyo Stock Exchange.

Topix Index (Second Section): Tracks the performance of smaller and newly listed companies on the Tokyo Stock Exchange.

Topix Small Index: Tracks the performance of smaller shares within the First Section of the Topix Index.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

	6 Months Ended 4/30/09‡	Year Ended 10/31/08‡	10/31/07‡	10/31/06‡	10/31/05‡	10/31/04
NET ASSET VALUE						
Beginning of period	$ 6.70	$ 11.14	$ 11.16	$ 10.19	$ 7.89	$ 7.12
Investment activities						
Net investment income (loss)	0.02	0.06	0.03	0.02	–	(0.02)
Net realized and unrealized gain (loss)	(0.82)	(4.50)	0.05(1)	0.99	2.30	0.79
Total from investment activities	(0.80)	(4.44)	0.08	1.01	2.30	0.77
Distributions						
Net investment income	(0.06)	–	(0.02)	–	–	–
Net realized gain	(0.02)	–	(0.08)	(0.04)	–	–
Total distributions	(0.08)	–	(0.10)	(0.04)	–	–
NET ASSET VALUE						
End of period	**$ 5.82**	**$ 6.70**	**$ 11.14**	**$ 11.16**	**$ 10.19**	**$ 7.89**

Ratios/Supplemental Data

Total return(2)	(12.15)%	(39.86)%	0.73%	9.91%	29.15%	10.81%
Ratio of total expenses to average net assets	1.19%(3)	1.07%	1.02%	1.01%	1.18%	1.21%
Ratio of net investment income (loss) to average net assets	0.57%(3)	0.67%	0.24%	0.14%	0.04%	(0.26)%
Portfolio turnover rate	82.3%	105.3%	110.8%	154.2%	161.2%	212.4%
Net assets, end of period (in thousands)	$ 186,242	$ 244,367	$ 404,937	$ 573,819	$ 311,605	$ 199,874

‡ Per share amounts calculated using average shares outstanding method.

(1) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
JAPAN 96.1%		
COMMON STOCKS 96.1%		
Consumer Discretionary 23.3%		
ABC-Mart (1)	40,000	822
Aruze	139,500	1,151
Asics (1)	60,000	388
Benesse	79,300	3,026
Bridgestone	148,200	2,199
Daihatsu Motor	152,000	1,367
Doutor Nichires (1)	84,300	1,035
Honda (1)	113,100	3,288
Jupiter Telecommunications (1)	4,111	2,890
Makita (1)	55,800	1,279
Nissan	299,700	1,559
Nitori	14,800	832
Pacific Golf Group (1)	2,549	1,057
Point (1)	38,980	1,738
Rakuten (1)	5,652	2,858
Sankyo-Gunma	54,300	2,746
Sekisui Chemical	422,000	2,221
Shimano (1)	48,000	1,410
Stanley Electric	110,500	1,557
Toyota Motor	183,900	7,199
Yamada Denki	58,320	2,691
Total Consumer Discretionary		43,313
Consumer Staples 7.9%		
FamilyMart	70,300	1,928
Fuji Oil (1)	78,600	779
Hokuto	79,100	1,386
Japan Tobacco	1,509	3,767
Kirin Holdings	218,000	2,399
Snow Brand Milk Products	50,500	126
Uni-Charm	42,400	2,957

Unicharm Petcare (1)	54,400	1,455
Total Consumer Staples		14,797
Energy 2.4%		
Inpex	387	2,425
Japan Petroleum Exploration	41,900	1,636
Modec (1)	22,100	316
Total Energy		4,377
Financials 16.3%		
AEON Credit Service (1)	116,700	1,322
Aeon Mall	121,700	1,595
Aozora Bank	1,273,000	1,598
Daito Trust Construction	38,300	1,582
Daiwa Securities Group	189,000	983
GCA Savvian	291	480
Iyo Bank	128,000	1,278
Matsui Securities (1)	149,100	1,051
Mitsubishi Estate	197,000	2,570
Mitsubishi UFJ Financial	980,900	5,342
NTT Urban Development	335	271
Osaka Securities Exchange	391	1,240
SBI Holdings (1)	989	117
Seven Bank	899	2,118
Shinko Securities	265,000	615
Shizuoka Bank	274,000	2,462
Sony Financial	936	2,922
Tokio Marine	103,400	2,733
Total Financials		30,279
Health Care 10.7%		
Astellas Pharma	75,600	2,466
Chugai Pharmaceutical	145,600	2,699
Nakanishi	12,900	794
Nichi-Iko Pharmaceutical (1)	51,600	1,394

Rohto Pharmaceutical	205,000	1,842
Shionogi	159,000	2,737
Sysmex	61,700	1,846
Terumo	68,100	2,576
Toho Holdings	145,500	1,403
Tsumura (1)	80,200	2,194
Total Health Care		19,951
Industrials & Business Services 13.9%		
ASAHI Holdings (1)(2)	71,600	991
Central Japan Railway	508	3,005
Daiseki (1)	107,754	2,062
East Japan Railway	64,800	3,650
ITOCHU	533,000	2,829
Japan Steel Works (1)	141,000	1,509
Kamigumi	177,000	1,131
Marubeni	335,000	1,204
Mitsubishi Corporation	109,800	1,688
Mitsubishi Electric	439,000	2,328
Mitsui	309,000	3,237
Nissha Printing (1)	30,500	888
Sankyu	487,000	1,418
Total Industrials & Business Services		25,940
Information Technology 10.5%		
Canon (1)	81,900	2,470
Hamamatsu Photonics (1)	60,500	1,208
Hikari Tsushin	101,100	2,046
HOYA	67,300	1,161
Nidec (1)	37,100	2,039
Nintendo	9,900	2,649
Nippon Electric Glass	191,000	1,536
Ricoh	116,000	1,419
Wacom (1)	865	1,080

SECURITIES LENDING COLLATERAL 9.3%

Investments in Pooled Account Managed by JPMorgan Chase Bank, London 9.3%

Medium-Term Notes 1.0%		
Commonwealth Bank Australia, VR, 0.516%, 6/8/09	644,246	643
JPMorgan Chase, VR, 1.381%, 6/2/09	399,432	400
K2 (USA), VR, 0.34%, 6/19/09	477,028	474
Merrill Lynch, VR, 1.291%, 5/8/09	128,849	129
Wells Fargo, VR, 0.443%, 5/1/09	193,274	193
Total Medium-Term Notes		1,839
Money Market Funds 7.6%		
T. Rowe Price Reserve Investment Fund, 0.34% (3)(4)	14,237,832	14,238
Total Money Market Funds		14,238
Repurchase Agreements 0.7%		
Merrill Lynch, Tri-Party, Dated 4/30/09, 0.17% Delivery Value of $1,313,534 on 5/1/09 Collateralized by U.S. Government securities 0.00% – 6.00%, 2/25/10 – 6/20/36, valued at $1,339,800	1,313,528	1,314
Total Repurchase Agreements		1,314
		17,391
Total Securities Lending Collateral (Cost $17,470)		17,391
Total Investments in Securities 108.6% of Net Assets (Cost $218,868)		**$ 202,249**

‡ Denominated in the currency of the country of incorporation unless otherwise noted.

(1) All or a portion of this security is on loan at April 30, 2009 -- total value of such securities at period-end amounts to $16,331. See Note 3.

(2) Non-income producing

(3) Seven-day yield

(4) Affiliated Companies

VR Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $218,868)	$ 202,249
Receivable for investment securities sold	2,701
Dividends and interest receivable	1,577
Foreign currency (cost $1,113)	1,106
Receivable for shares sold	161
Cash	50
Other assets	3,519
Total assets	211,363
Liabilities	
Obligation to return securities lending collateral	17,470
Payable for investment securities purchased	3,734
Payable for shares redeemed	162
Investment management fees payable	125
Due to affiliates	57
Other liabilities	3,573
Total liabilities	25,121
NET ASSETS	$ 186,242
Net Assets Consist of:	
Undistributed net investment income	$ 542
Accumulated undistributed net realized loss	(150,412)
Net unrealized loss	(16,630)
Paid-in capital applicable to 31,976,538 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	352,742
NET ASSETS	$ 186,242
NET ASSET VALUE PER SHARE	$ 5.82

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Japan Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on December 30, 1991. The fund seeks long-term growth of capital through investments in common stocks of companies located (or with primary operations) in Japan.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on April 30, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2009, the value of loaned securities was $16,331,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $178,166,000 and $197,689,000, respectively, for the six months ended April 30, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2009.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2008, the fund had $67,245,000 of unused capital loss carryforwards, of which $14,432,000 expire in fiscal 2010, $439,000 expire in fiscal 2011, $5,489,000 expire in fiscal 2015, and $46,885,000 expire in fiscal 2016.

At April 30, 2009, the cost of investments for federal income tax purposes was $218,868,000. Net unrealized loss aggregated $16,630,000 at period-end, of which $8,351,000 related to appreciated investments and $24,981,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2009, expenses incurred pursuant to these service agreements were $53,000 for Price Associates, $132,000 for T. Rowe Price Services, Inc., and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2009, the fund was allocated $47,000 of Spectrum Funds’ expenses, of which $30,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2009, approximately 14% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 599,993 shares of the fund, representing 2% of the fund’s net assets.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The manager has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds and permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2009, the fund incurred $492 in interest expense related to outstanding borrowings on 4 days, in the average amount of $3,600,000, and at an average annual rate of 1.25%.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 10, 2009, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager), and the investment subadvisory contract (Subadvisory Contract) between the Manager and T. Rowe Price Global Investment Services Limited (Global). The Board considered a variety of factors in connection with its review of the Contract and the Subadvisory Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager and by Global. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager and Global.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of market turmoil in 2008, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates, including Global) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research during 2008. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates (including Global) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee was above the median for certain groups of comparable funds but at or below the median of other groups of comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable. The Board also reviewed the fees paid by the Manager to Global under the Subadvisory Contract and concluded that the fees paid were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. The Board also approved the continuation of the Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decisions. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer
Date	June 16, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer
Date	June 16, 2009